Comerica Incorporated Annual Meeting of Shareholders April 25, 2017Comerica Bank TowerDallas, Texas Safe Harbor Statement Any statements in this presentation that are not historical facts are forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Words such as “anticipates,” “believes,” “contemplates,” “feels,” “expects,” “estimates,” “seeks,” “strives,” “plans,” “intends,” “outlook,” “forecast,” “position,” “target,” “mission,” “assume,” “achievable,” “potential,” “strategy,” “goal,” “aspiration,” “opportunity,” “initiative,” “outcome,” “continue,” “remain,” “maintain,” “on course,” “trend,” “objective,” “looks forward,” “projects,” “models” and variations of such words and similar expressions, or future or conditional verbs such as “will,” “would,” “should,” “could,” “might,” “can,” “may” or similar expressions, as they relate to Comerica or its management, are intended to identify forward-looking statements. These forward-looking statements are predicated on the beliefs and assumptions of Comerica's management based on information known to Comerica's management as of the date of this presentation and do not purport to speak as of any other date. Forward-looking statements may include descriptions of plans and objectives of Comerica's management for future or past operations, products or services, including the Growth in Efficiency and Revenue initiative (“GEAR Up”), and forecasts of Comerica's revenue, earnings or other measures of economic performance, including statements of profitability, business segments and subsidiaries as well as estimates of the economic benefits of the GEAR Up initiative, estimates of credit trends and global stability. Such statements reflect the view of Comerica's management as of this date with respect to future events and are subject to risks and uncertainties. Should one or more of these risks materialize or should underlying beliefs or assumptions prove incorrect, Comerica's actual results could differ materially from those discussed. Factors that could cause or contribute to such differences are changes in general economic, political or industry conditions; changes in monetary and fiscal policies, including changes in interest rates; whether Comerica may achieve opportunities for revenue enhancements and efficiency improvements under the GEAR Up initiative, or changes in the scope or assumptions underlying the GEAR Up initiative; Comerica's ability to maintain adequate sources of funding and liquidity; the effects of more stringent capital or liquidity requirements; declines or other changes in the businesses or industries of Comerica's customers, in particular the energy industry; unfavorable developments concerning credit quality; operational difficulties, failure of technology infrastructure or information security incidents; changes in regulation or oversight; reliance on other companies to provide certain key components of business infrastructure; changes in the financial markets, including fluctuations in interest rates and their impact on deposit pricing; reductions in Comerica's credit rating; the interdependence of financial service companies; the implementation of Comerica's strategies and business initiatives; damage to Comerica's reputation; Comerica's ability to utilize technology to efficiently and effectively develop, market and deliver new products and services; competitive product and pricing pressures among financial institutions within Comerica's markets; changes in customer behavior; any future strategic acquisitions or divestitures; management's ability to maintain and expand customer relationships; management's ability to retain key officers and employees; the impact of legal and regulatory proceedings or determinations; the effectiveness of methods of reducing risk exposures; the effects of terrorist activities and other hostilities; the effects of catastrophic events including, but not limited to, hurricanes, tornadoes, earthquakes, fires, droughts and floods; potential legislative, administrative or judicial changes or interpretations related to the tax treatment of corporations; changes in accounting standards and the critical nature of Comerica's accounting policies. Comerica cautions that the foregoing list of factors is not exclusive. For discussion of factors that may cause actual results to differ from expectations, please refer to our filings with the Securities and Exchange Commission. In particular, please refer to “Item 1A. Risk Factors” beginning on page 12 of Comerica's Annual Report on Form 10-K for the year ended December 31, 2016. Forward-looking statements speak only as of the date they are made. Comerica does not undertake to update forward-looking statements to reflect facts, circumstances, assumptions or events that occur after the date the forward-looking statements are made. For any forward-looking statements made in this presentation or in any documents, Comerica claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. 2

Comerica: A Brief Overview

LONG HISTORY	Founded 167 years ago
NIMBLE SIZE $74B IN ASSETS	Products & services of a large bank with the culture of a community bank
ATTRACTIVE FOOTPRINT	Strong presence in Texas, California, & Michigan
PRIMARILY A BUSINESS BANK	Complemented by Retail Bank and Wealth Management
RELATIONSHIP BANKING STRATEGY	Trusted Advisor approach
CONSERVATIVE	Strong capital position, Prudent credit underwriting

Diverse Geography

($ in billons; 1Q17 average)


California $17.5 37%
Texas $10.1 21%
Loans $47.9
Michigan $12.7 26%
Other Markets $7.5 16%
California $17.2 30%
Texas $10.1 18%
Deposits $57.8
Other¹ $8.3 14%
Michigan $22.2 38%

3/31/17 • [1]Consists of Other Markets ($7.9B) & Finance/ Other ($0.4B) • Totals shown above may not foot due to rounding

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GEAR Up: Growth in Efficiency And Revenue

Goal: Enhance shareholder value through increased profitability

FY18 Financial Targets
- ~$270MM Additional Annual Pre-Tax Income[1]
- Efficiency Ratio ≤60%[1]
- Driving to Double-Digit Return on Equity[1]

Revenue Enhancements
- ~$70MM in Revenue Enhancements[1]
- Deepen customer relationships
- Accelerate growth in Middle Market

Expense Reductions
- ~$200MM in Expense Savings[1]
- Reduce Workforce
- Enhance Technology
- Streamline Credit
- Rationalize Real Estate

Pre-tax $ • Estimates and outlook as of 4/25/17 • [1]FY18 financial targets are relative to when we began the initiative in June 2016

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GEAR Up: Growth in Efficiency And Revenue

Expense achievements & opportunities

Achieved FY16 Workforce Reduction

(# of employees – full time equivalent)



8,948
8,876
8,880
7,960
8,044
~8,000
2013
2014
2015
2016
1Q17
Proj 2017

19 Branches Consolidated in FY16[1]



482
480
476
457
438
2013
2014
2015
2016
Proj 2017

Revised Retirement Plans Lowers Expense[2]

($ in millions)



95
50
58
16
~(17)
2013
2014
2015
2016
Proj 2017

Reducing Real Estate

(Sq ft in millions)



5.42
5.35
5.18
4.96
4.70
2013
2014
2015
2016
Proj 2017

[1]Count of total U.S. banking centers • [2]Includes Pension, Postretirement & Retirement Account Plan costs • Estimates & outlook as of 4/25/17

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2016 Financial Accomplishments

Focus on Relationships

- Average loans $49.0B, up 1% (or 2%, ex decline in Energy)
- Average noninterest-bearing deposits $29.8B, up 6%

Growing Revenue

- $108MM, or 6%, increase in net interest income, primarily due to rise in interest rates & earning assets growth
- $22MM increase in customer-driven fees

Controlling What We Can Control

- Began implementation of GEAR Up initiatives
- Strong credit quality with net credit-related charge-offs of 0.32%

Shareholder Returns

- Equity buyback increased by 25% & dividend increased 7%
- 96% of net income, or $458MM, returned to shareholders[1]
- 4% increase in tangible book value per share to $40.79[2]

12/31/16; FY16 compared to FY15 • [1]Through dividends and equity repurchase program. • [2]See slide 15 for a reconciliation of non-GAAP financial measures.

Comerica Bank

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$ in millions, except per share data ● 1Q17 compared to 4Q16 ●1Included restructuring charge of $11MM ($0.04 per share, after tax) in 1Q17 & $20MM ($0.07 per share, after tax) in the 4Q16 ● 2Included tax benefit of $24MM ($0.13 per share) from employee stock transactions● 3EPS based on diluted income per share ● 41Q17 repurchases under the equity repurchase program 1Q17 Change From4Q16 1Q16 Average loans $47,900 $(1,015) $(492) Average deposits 57,779 (1,866) 1,071 Net interest income 470 15 23 Provision for credit losses 16 (19) (132) Net credit-related charge-offs 33 (3) (19) Noninterest income 271 4 27 Noninterest expenses1 457 (4) (1) Provision for income tax2 66 4 41 Net income 202 38 142 Earnings per share (EPS)3 1.11 0.19 0.77 Equity repurchases4 105 6 63 Key QoQ Performance Drivers  Loans reflect Mortgage Banker seasonality & Energy portfolio reduction  Deposits show typical 1Q decline  Net interest income benefitted from increase in interest rates  Provision & net charge-offs decreased with Energy credit improvement  Noninterest income grew with higher deposit service charges, investment banking & fiduciary income  Expenses reflect lower restructuring charges & GEAR Up driven expense cuts partly offset by seasonally elevated comp  Lower tax rate due to benefit from employee stock transactions  Active capital management continued 7 First Quarter 2017 ResultsNet income increased 23% over 4Q16  90% of loans are floating rate & reprice quickly  Fixed rate securities < 20% of earning assets  Non-maturity noninterest bearing deposits are 54% of deposit base 3/31/17 ● Outlook as of 4/25/17 ● 1Based on immediate parallel shock. Assumes 25 bps increase in Fed Funds, Prime & LIBOR. For methodology see the Company’s Form 10-K, as filed with the SEC. Estimates are based on simulation modeling analysis. ● 2Source: Bloomberg as of 4/17/17 Fed Funds Futures2 Additional Annual Net Interest Income1 Estimate over 12 months following interest rate movement Mar ‘17+25 bps Next +25 bps ~$85MM ~$70MM ~$40MM to~$85MM Interest Rate Sensitivity Significant upside from rate increase Why is Comerica Asset Sensitive? Outcome may vary due to a number of variables including balance sheet movements (loan & deposit levels as well as incremental funding needs) 8 RateIncrease Deposit Beta Assumptions 0% 25% 0-75% 0.70% 0.95% 1.20% 1.45% 1.70% Dec ‘16 +25 bps

Continued Investment in Technology

Committed to savings & efficiency

Meeting Growing Technology Demands

($ in millions)



Projects
On-going Support
257
299
320
~310
189
200
205
~190
68
99
115
~120
2014
2015
2016
Proj 2017

Pre-tax $ • Estimates and outlook as of 4/25/17

GEAR Up: Enhancing Technology

Enterprise-wide

- Rationalize & modernize IT applications
- Expand operational process automation
- Optimize & modernize infrastructure platforms
- Launch new Customer Relationship Management platform

Additional Technology Initiatives

Business Bank

- Enhance information reporting tools for customers
- Launch sales force productivity tools

Retail Bank

- Enhance mobile platform & alerts
- Migrate to new consumer lending platform

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Active Capital Management

Continued to return excess capital to shareholders

2016 Capital Actions

- 25% increase in equity buyback[1]
- 7% increase in dividend
- 96% of net income, or $458MM, returned to shareholders[1]

CCAR Plan

- 2016 Plan (3Q16-2Q17): up to $440MM in equity repurchases of which $301MM completed as of 3/31/17
- 2015 Plan (2Q15-2Q16): $290MM in equity repurchased

Increasing Shareholder Payout

($ in millions)



Equity Repurchases
Dividends
79
103
137
139
147
37
38
40
40
42
42
65
97
99
105
1Q16
2Q16
3Q16
4Q16
1Q17

Share Count

(in millions)



Common Shares Outstanding (PE)
188
182
179
176
175
177
2012
2013
2014
2015
2016
1Q17

Dividends Per Share Growth



0.55
0.68
0.79
0.83
0.89
0.92
2012
2013
2014
2015
2016
1Q17 Annualized

3/31/17 • [1]Shares repurchased under equity repurchase program

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CMA Stock Price Outperforms Peer Banks

S&P 500 best performing financial stock & top 10 performer overall



Highest 1 Year Appreciation[1]
(December 31, 2015 – December 31, 2016)
63%
58%
50%
47%
39%
39%
38%
34%
29%
28%
24%
20%
CMA
ZION
RF
CFR
BOKF
KEY
FHN
FITB
MTB
STI
BBT
HBAN
Peer Bank 37%
KBW Bank 26%
S&P 500 10%
Superior 3 Year Total Return[2]
(12/31/16)
51%
47%
CMA
Peer Average
Superior 5 Year Total Return[2]
(12/31/16)
188%
158%
CMA
Peer Average

12/31/16 • [1]Source: SNL Financial • [2]Source: Bloomberg

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Commitment to Community, Diversity & Sustainability

COMMITTED TO A SUSTAINABLE FUTURE.

COMMUNITY COMERICA CARES

SUCCESS THROUGH DIVERSITY

Comerica Bank

Comerica Bank

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Intensely Focused on Enhancing Shareholder Value

GROWING REVENUE	Positioned in **faster growing markets & industries** Focused on building **long-term relationships**
REDUCING EXPENSES	Executing **GEAR Up initiative** to increase efficiency Continued investment in technology
MANAGING RISK	**Strong, conservative credit culture** leads to solid credit metrics
CAPITAL MANAGEMENT	**Solid Capital** base; CET1 Capital ratio of 11.54% Continued **share buyback** & **dividend increased** twice in 2016
POSITIONED FOR RISING RATES	Fed's 25 bps increases in December 2016 & March 2017 expected to increase 2017 net interest income by ~$135MM

3/31/17 • Outlook as of 4/25/17

Comerica Bank

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Comerica Bank

commitment

Supplemental Financial Data

Reconciliation of non-GAAP financial measures with financial measures defined by GAAP ($ in millions)

	12/31/16	12/31/15
Common shareholders' equity	$7,796	$7,560
Less: Goodwill	635	635
Less: Other intangible assets	10	14
Tangible common equity	$7,151	$6,911
Total assets	$72,978	$71,877
Less: Goodwill	635	635
Less: Other intangible assets	10	14
Tangible assets	$72,333	$71,228
Common equity ratio	*10.68%*	*10.52%*
Tangible common equity ratio	***9.89***	***9.70***
Common shareholders' equity	$7,796	$7,560
Tangible common equity	7,151	6,911
Shares of common stock outstanding (in millions)	175	176
Common shareholders' equity per share of common stock	*$44.47*	*$43.03*
Tangible common equity per share of common stock	***40.79***	***39.33***

The tangible common equity ratio removes preferred stock and the effect of intangible assets from capital and the effect of intangible assets from total assets. Tangible common equity per share of common stock removes the effect of intangible assets from common shareholders equity per share of common stock.• The Corporation believes these measurements are meaningful measures of capital adequacy used by investors, regulators, management and others to evaluate the adequacy of common equity and to compare against other companies in the industry.

Comerica Bank®

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